This is filed pursuant to Rule 497(c).
File Nos. 33-66630 and 811-07916.

Alliance Capital [logo]              ALLIANCE UTILITY INCOME FUND
_________________________________________________________________
                                                 February 1, 1996

Supplement to Prospectus dated February 1, 1996 for Massachusetts
Investors

         Prospective Massachusetts investors should know that the Fund may invest up to 35% of its portfolio in lower rated bonds, commonly known as "junk bonds", which are subject to greater risk of loss of principal and interest.

         Prospective Massachusetts investors should note that investments by the Fund in foreign securities involve certain special considerations and risks which are described in particular within the Prospectus.



(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.
































00250156.AJ8